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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2009
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                 0-12742                     04-2457335
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


One Patriots Park, Bedford, Massachusetts                         01730-2396
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(Address of principal executive offices)                          (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As previously announced in a Form 8-K filed on September 9, 2009 (the "September 9 Form 8-K"), on September 4, 2009, Spire Corporation (the "Company"), Spire Biomedical, Inc., a wholly owned subsidiary of the Company ("Seller," and together with the Company, "Spire"), and Bard Access Systems, Inc. ("Bard"), entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which Bard has agreed to (i) acquire substantially all of the assets of Spire's hemodialysis catheter business and (ii) assume and pay post-closing liabilities related to the purchased assets as set forth in the Purchase Agreement (collectively, the "Transaction").

     As disclosed in the September 9 Form 8-K, under the original terms of the Purchase Agreement, such agreement could have been terminated by either Spire or Bard if the closing had not occurred by September 30, 2009. On September 25, 2009, Spire and Bard entered into a letter agreement extending such outside closing date from September 30, 2009 to October 31, 2009.

     A more complete description of the terms of the Purchase Agreement and the Transaction may be found in the September 9 Form 8-K, which is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. These statements reflect the Company's current views with respect to future events and are based on its management's current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, the ability of the Spire and Bard to satisfy the conditions to the proposed transaction; risks associated with market and economic conditions; the risks and uncertainties described in the Company's annual report on Form 10-K for the year ended December 31, 2008; and other factors identified from time to time in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements contained herein.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPIRE CORPORATION

Date:      October 1, 2009             By: /s/ Christian Dufresne
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                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer





















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